UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 30, 2008
(Date of Earliest Event Reported)

NATIONAL HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12629 (Commission File Number)	36-4128138 (I.R.S. Employer Identification No.)

120 Broadway, 27th Floor, New York, NY 10271
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 417-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

National Holdings Corporation (“National” or the “Company”) hereby amends its Current Report on Form 8-K, event date June 30, 2008, in order to provide the financial statements and pro forma financial information required by Item 9.01 of the Form 8-K, relating to the consummation of the Company’s acquisition of vFinance, Inc. (“vFinance”) on July 1, 2008.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The following historical audited financial statements of vFinance included in vFinance’s Annual Report on Form 10-K filed on March 12, 2008, and as amended are hereby incorporated by reference:

•	Report of Independent Registered Public Accounting Firm on Consolidated Statements of Financial Condition dated March 5, 2008;

•	Consolidated Statements of Financial Condition as of December 31, 2007;

•	Consolidated Statements of Operations for the year ended December 31, 2007;

•	Consolidated Statements of Shareholders’ Equity for the year ended December 31, 2007;

•	Consolidated Statements of Cash Flows for the year ended December 31, 2007; and

•	Notes to Consolidated Financial Statements.

The following historical unaudited financial statements of vFinance included in vFinance’s Quarterly Report on Form 10-Q filed on May 15, 2008 are hereby incorporated by reference:

•	Condensed Consolidated Balance Sheets as of March 31, 2008 and December 31, 2007;

•	Condensed Consolidated Statements of Operations for the three months ended March 31, 2008 and 2007;

•	Condensed Consolidated Statements of Shareholders’ Equity for the three months ended March 31, 2008;

•	Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2008 and 2007; and

•	Notes to Condensed Consolidated Financial Statements.

(b)	Pro Forma Financial Information

Exhibit 99.1 attached hereto and incorporated by reference herein provides unaudited pro forma condensed combined statements of operations for the twelve months ended September 30, 2007 for the Company and December 31, 2007 for vFinance and the six months ended March 31, 2008 and an unaudited pro forma condensed combined balance sheet as of March 31, 2008, in each case giving pro forma effect to:

•	the Company’s acquisition of vFinance in July 2008;

•	as to the unaudited pro forma condensed combined statements of operations for the twelve months ended September 30, 2007 for the Company and December 31, 2007 for vFinance:

* the Company’s March 31, 2008 issuance of a $3.0 convertible note and a warrant for net proceeds of $2,899,000;

* the Company’s June 30, 2008 issuance of a $3.0 convertible note and a warrant for net proceeds of $2,925,000.

The foregoing pro forma statement of operations for the year ended September 30, 2007 for the Company and December 31, 2007 for vFinance show separately the combined pro forma effects of the acquisition of vFinance, which transaction has been completed.

(d)	Exhibits

The following exhibits are filed with this document.

Exhibit Number	Description

99.1
Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 for the Company and December 31, 2007 for vFinance and the six months ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HOLDINGS CORPORATION

By:	/s/ Mark Goldwasser
Mark Goldwasser
Chief Executive Officer

Dated: September 12, 2008